Exhibit 10.1
AMENDMENT NUMBER SEVEN TO LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NUMBER SEVEN TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of March 15, 2007, is entered into by and among THE MAJESTIC STAR CASINO, LLC, an Indiana limited liability company (“Parent”), each of Parent’s Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), each of the lenders that is a signatory to this Amendment, and WELLS FARGO FOOTHILL, INC., a California corporation, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors, if any, in such capacity, “Agent”; and together with each of the Lenders, individually and collectively, the “Lender Group”), in light of the following:

W I T N E S S E T H

WHEREAS, each Borrower and the Lender Group are parties to that certain Loan and Security Agreement, dated as of October 7, 2003 (as amended, restated, supplemented, or modified from time to time, the “Loan Agreement”);

WHEREAS, each Borrower has requested that the Lender Group agree to amend the Loan Agreement in accordance with the provisions of this Amendment; and

WHEREAS, subject to the terms and conditions set forth in this Amendment, the Required Lenders are willing to so amend the Loan Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

1.  DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

2.  AMENDMENTS TO LOAN AGREEMENT.

(a)  Section 1.1 of the Loan Agreement is hereby amended by inserting the following new definitions in proper alphabetical order:

“Seventh Amendment” means that certain Amendment Number Seven to Loan and Security Agreement dated as of March 15, 2007, by and among the Borrowers and the Lender Group.

“Seventh Amendment Fee” has the meaning set forth in Section 2.11(f).

(b)  Section 2.11 of the Loan Agreement is hereby amended (i) by deleting the phrase “(except in the case of the fee described in clauses (d) and (e) of this Section 2.11, which fee shall be distributed ratably among the Lenders as set forth in such clauses (d) and (e) hereof)” immediately following the words “(irrespective of whether this Agreement is terminated thereafter) and shall” appearing in the first sentence therein and replacing it with the phrase “(except in the case of the fees described in clauses (d), (e), and (f) of this Section 2.11, which fees shall be distributed ratably among the Lenders as set forth in such clauses (d), (e), and (f) hereof)”, (ii) by deleting the word “and” at the end of clause (d), (iii) by deleting the period at the end of clause (e) and replacing it with “, and”, and (iv) by adding the following new clause (f):

“(f) Seventh Amendment Fee. An amendment fee in the amount of $50,000 (the “Seventh Amendment Fee”), which amendment fee shall be fully earned on March 15, 2007, shall be distributed ratably among the Lenders in accordance with their respective Pro Rata Shares, and shall be charged to Borrowers’ Loan Account on such date.”

(c)  Section 7.18(a)(i) of the Loan Agreement is hereby amended by deleting the chart appearing therein and replacing it with the following chart:

“Applicable Amount	Applicable Period
$60,000,000	For the 12 month period ending March 31, 2006
$65,000,000	For the 12 month period ending June 30, 2006
$70,000,000	For the 12 month period ending September 30, 2006
$75,000,000	For the 12 month period ending December 31, 2006
$65,000,000	For the 12 month period ending March 31, 2007
$65,000,000	For the 12 month period ending June 30, 2007

$65,000,000	For the 12 month period ending September 30, 2007
$70,000,000	For the 12 month period ending December 31, 2007
$70,000,000	For the 12 month period ending March 31, 2008
$70,000,000	For the 12 month period ending June 30, 2008
$72,000,000	For the 12 month period ending September 30, 2008
$74,000,000	For the 12 month period ending December 31, 2008
$85,000,000	For the 12 month period ending March 31, 2009
$85,000,000	For the 12 month period ending June 30, 2009
$85,000,000	For the 12 month period ending September 30, 2009
$85,000,000	For the 12 month period ending December 31, 2009
$90,000,000	For the 12 month period ending March 31, 2010 and for the 12 month period ending on the last day of each month thereafter”

(d)  Section 7.18(a)(ii) of the Loan Agreement is hereby amended by deleting the chart appearing therein and replacing it with the following chart:

“Applicable Ratio	Applicable Period
1.80:1.0	For the 12 month period ending March 31, 2006

1.50:1.0	For the 12 month period ending June 30, 2006
1.50:1.0	For the 12 month period ending September 30, 2006
1.50:1.0	For the 12 month period ending December 31, 2006
1.20:1.0	For the 12 month period ending March 31, 2007
1.20:1.0	For the 12 month period ending June 30, 2007
1.20:1.0	For the 12 month period ending September 30, 2007
1.20:1.0	For the 12 month period ending December 31, 2007
1.20:1.0	For the 12 month period ending March 31, 2008
1.20:1.0	For the 12 month period ending June 30, 2008
1.25:1.0	For the 12 month period ending September 30, 2008
1.25:1.0	For the 12 month period ending December 31, 2008
1.70:1.0	For the 12 month period ending March 31, 2009
1.70:1.0	For the 12 month period ending June 30, 2009
1.70:1.0	For the 12 month period ending September 30, 2009

1.70:1.0	For the 12 month period ending December 31, 2009
1.80:1.0	For the 12 month period ending March 31, 2010 and for the 12 month period ending on the last day of each fiscal quarter of Borrowers thereafter”

3.  CONDITIONS PRECEDENT TO THIS AMENDMENT. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

(a)  After giving effect to this Amendment, the representations and warranties in this Amendment, the Loan Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

(b)  Agent shall have received an amendment fee of $50,000, which amendment fee shall be fully earned on the date hereof, shall be due and payable in full in cash on the date hereof, and shall be non-refundable when paid;

(c)  Agent shall have received the reaffirmation and consent of each Guarantor and Limited Recourse Guarantor attached hereto as Exhibit A (the “Consent”), duly executed and delivered by an authorized official of each Guarantor and of Limited Recourse Guarantor;

(d)  After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment; and

(e)  No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against any Borrower, any Guarantor, Limited Recourse Guarantor, or any member of the Lender Group.

4.  REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants to the Lender Group as follows:

(a)  After giving effect to this Amendment, the representations and warranties in this Amendment, the Loan Agreement and the other Loan Documents are true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

(b)  The execution, delivery, and performance of this Amendment and of the Loan Agreement, as amended by this Amendment, are within each Borrower’s corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected;

(c)  This Amendment and the Loan Agreement, as amended by this Amendment, constitute each Borrower’s legal, valid, and binding obligation, enforceable against such Borrower in accordance with its terms;

(d)  This Amendment has been duly executed and delivered by each Borrower;

(e)  The execution, delivery, and performance of the Consent is within each Guarantor’s and Limited Recourse Guarantor’s corporate power, has been duly authorized by all necessary corporate action, and is not in contravention of any law, rule or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected;

(f)  The Consent constitutes each Guarantor’s and Limited Recourse Guarantor’s legal, valid, and binding obligations, enforceable against each such Person in accordance with its terms;

(g)  After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing on the date hereof or as of the date of the effectiveness of this Amendment;

(h)  No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein has been issued and remains in force by any Governmental Authority against Borrower, any Guarantor, Limited Recourse Guarantor, or any member of the Lender Group; and

(i)  The Consent has been duly executed and delivered by each Guarantor and Limited Recourse Guarantor.

5.  CONSTRUCTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF CALIFORNIA.

6.  ENTIRE AMENDMENT; EFFECT OF AMENDMENT. This Amendment, and terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except for the amendments to the Loan Agreement expressly set forth in Section 2 hereof, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power, or remedy of the Lender Group as in effect prior to the date hereof. The amendments set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, and except as expressly set forth herein, shall neither excuse any future non-compliance with the Loan Agreement, nor shall operate as a waiver of any Default or Event of Default. To the extent any terms or provisions of this Amendment conflict with those of the Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document.

7.  COUNTERPARTS; TELEFACSIMILE EXECUTION. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

8.  MISCELLANEOUS.

(a)  Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

(b)  Upon the effectiveness of this Amendment, each reference in the Loan Documents to the “Loan Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

[signature page follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

THE MAJESTIC STAR CASINO, LLC
an Indiana limited liability company

By: /s/ Jon S. Bennett
Name: Jon S. Bennett
Title: Vice President and Chief Financial Officer

THE MAJESTIC STAR CASINO II, INC.,
an Indiana corporation

By: /s/ Jon S. Bennett
Name: Jon S. Bennett
Title: Vice President and Chief Financial Officer

BARDEN MISSISSIPPI GAMING, LLC
a Mississippi limited liability company

By: /s/ Jon S. Bennett
Name: Jon S. Bennett
Title: Vice President and Chief Financial Officer

BARDEN COLORADO GAMING, LLC
a Colorado limited liability company

By: /s/ Jon S. Bennett
Name: Jon S. Bennett
Title: Vice President and Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT NUMBER SEVEN TO LOAN AND SECURITY AGREEMENT]

WELLS FARGO FOOTHILL, INC.,
as Agent and as a Lender

By: /s/ Peter G. Schuebler
Name: Peter G. Schuebler
Title: Vice President

GENERAL ELECTRIC CAPITAL CORPORATION,
as a Lender

By: /s/ Bond Harberts
Name: Bond Harberts
Title: Vice President

ALLIED IRISH BANK,
as a Lender

By: /s/ Joanna P. McFadden
Name: Joanna P. McFadden
Title: Assistant Vice President

[SIGNATURE PAGE TO AMENDMENT NUMBER SEVEN TO LOAN AND SECURITY AGREEMENT]

Exhibit A

REAFFIRMATION AND CONSENT

All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Loan and Security Agreement by and among THE MAJESTIC STAR CASINO, LLC, an Indiana limited liability company (“MSC”), and each of MSC’s Subsidiaries identified on the signature pages thereof (such Subsidiaries, together with MSC, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), each of the lenders that is from time to time a party thereto (together with their respective successors and permitted assigns, individually, “Lender” and, collectively, “Lenders”), and WELLS FARGO FOOTHILL, INC., a California corporation, as the arranger and administrative agent for the Lenders (in such capacity, together with its successors, if any, in such capacity, “Agent”; and together with each of the Lenders, individually and collectively the “Lender Group”), dated as of October 7, 2003 (as amended, restated, supplemented or otherwise modified, the “Loan Agreement”), or in Amendment Number Seven to Loan and Security Agreement, dated as of March 15, 2007 (the “Amendment”), among the Borrowers and the Lender Group. The undersigned each hereby (a) represent and warrant to the Lender Group that the execution, delivery, and performance of this Reaffirmation and Consent are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the amendment of the Loan Agreement by the Amendment; (c) acknowledges and reaffirms its obligations owing to the Lender Group under any Loan Documents to which it is a party; and (d) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that the Lender Group has no obligations to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of California.

[signature page follows]

IN WITNESS WHEREOF, the undersigned have each caused this Reaffirmation and Consent to be executed as of the date of the Amendment.

MAJESTIC HOLDCO, LLC,
an Indiana limited liability company

By: /s/ Jon S. Bennett
Name: Jon S. Bennett
Title: Vice President and Chief Financial Officer